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                                                                 EXHIBIT 10.60.1

                    LEASE AGREEMENT ADDENDUM - AMENDMENT 01

Lessor:        Commercial Money Center, Inc.
Lessee:        Applied Data Communications, Inc.
Lease number:  K030312

Equipment Lease Agreement by and between the above Lessor ("Lessor") and the above ("Lessee") with reference to the above lease transaction ("Lease number"). All terms and conditions of the Lease not inconsistent with this Addendum shall be and remain in full force and effect.
Lessee hereby authorizes Lessor to correct the:

_____  Payment Amounts

_____  Advance Payments Due

The Lease and all documents given in conjunction therewith shall now read:
Monthly Payment Changed from:  $10,267.23      To:  $11,013.94
Advance Payment Changed from:  $20,534.46      To:  $22,027.88



The parties intend and agree that a carbon copy, photocopy, or facsimile of this document with their signature thereon shall be treated as an original, and shall be deemed to be as binding, valid, genuine, and authentic as an original-signature document for all purposes, including all matters of evidence and the "best evidence" rules.

IN WITNESS WHEREOF: the parties hereto have set their hands and seal to this addendum and acknowledge receipt of a true copy hereof the date(s) indicated below.
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


Lessee: Applied Data Communications, Inc.
        Applied Data Communications

SIGNATURE                           DATE               SIGNATURE                       DATE
X /s/ Walter J. Kane                5-10-00            X /s/ Walter J. Kane            5-10-00
Applied Data Communications, Inc.                      Walter Kane as Co-Lessee

SIGNATURE /s/ Walter J. Kane        DATE 5-10-00       SIGNATURE                       DATE
X
as Co-Lessee                                           as Co-Lessee

SIGNATURE                           DATE               SIGNATURE      ACCEPTED BY LESSOR
X                                                      X
Witness                                                Commercial Money Center, Inc.   DATE
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OPTIONS OF LESSEE

10% PURCHASE OPTION/FMV



Lease #K030312 between COMMERCIAL MONEY CENTERS, INC., Lessor, and Applied Data Communications, Inc., Lessee.

Provided the Lease has not terminated early, Lessee shall have the following option at the end of the original term.



BUY: Purchase the Equipment for 10% ($31,786.25) of Lessors cost of the equipment or the Fair Market Value, whichever is greater.

     This amount payable in a single sum immediately upon expiration of the lease.


     OR


RENEW:  Renew the lease contract.

COMMERCIAL MONEY CENTERS, INC.        Applied Data Communications, Inc.
Lessor                                Lessee

                                      /s/ Walter J. Kane
Authorized Representative             Signature of Lessee

                                      President
Title                                 Title

                                      5-10-00
Date                                  Date



                    NOTE: SIGNATURE MUST BE SAME AS ON LEASE
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                        AUTHORIZATION TO CHARGE ACCOUNT

     This Authorization to Charge Account ("Authorization") is part of the consideration given to Commercial Money Center, Inc. or its assigns ("CMC") to induce CMC to enter into Lease Agreement No. K030312 ("the lease") with us. We understand that THIS IS A NONCANCELABLE AUTHORIZATION DURING THE TERM OF THE LEASE.

     The Authorization to charge our account at our bank shall be the same as if we had personally signed a check to CMC. This Authorization shall remain in effect until CMC notifies our bank in writing that wish to end this Authorization. CMC will so notify our bank when all sums due and owing to it pursuant to the Lease have been received by CMC.

     This Authorization is entered into concurrently with the Lease and is hereby incorporated therein. If this Authorization, with or without our knowledge or consent or, by the act of any third party, is in anyway terminated, stayed, modified, or suspended without the written consent of CMC, such act or omission shall be deemed a default under terms and provisions of the Lease and CMC may thereupon exercise any and all rights and remedies as stated in the Lease.

     A record of your payment shall be included in our bank statement and will serve as our receipt. In the event of an error and with the written consent of CMC, we have the right to reverse any transfer. However, we must notify our bank within fifteen days of the date of our bank statement or within forty-five days after transfer was made.

     We understand and agree that our bank is not responsible for an error in the amount of any transferred payment. In the event of such an error, we will reconcile directly with CMC.

                         IMPORTANT INFORMATION ON YOUR
                          PRE-AUTHORIZED LEASE PAYMENT
                                -A MUST READ!!-

     IN THE EVENT A PAYMENT DEBIT IS NOT HONORED BY YOUR BANK FOR INSUFFICIENT FUNDS, ACCOUNT CLOSED, PAYMENT STOPPED OR ANY OTHER REASON, AN AUTOMATIC SERVICE CHARGE OF $10.00 WILL BE ASSESSED AND BILLED TO YOU.

     I (We) hereby authorize our bank to charge our account each month and to pay CMC the amount shown below. I (We) have read, understand and agree with the terms of this Authorization.

     Monthly payments: $11,013.94 + 0.00 = 11,013.94 due on the 1st of each month.


     LESSEE:            Applied Data Communications, Inc.

     Signature:         /s/ Walter J. Kane

     Title:             President

     Date:              5-10-00

     Bank Name:         CITY NATIONAL BANK

     Address:           MacArthur Court Office
                        4685 MacArthur Court

     City, State, Zip:  Newport Beach, CA 92660

     Account No.:       023-720205

     ABA Routing No.:   122016066